July 28, 2005

FY 2005 3rd Quarter
Earnings Conference Call
Chip McClure, President, Chairman and CEO
Jim Donlon, Senior Vice President and CFO
Rakesh Sachdev, Senior Vice President Corporate Strategy

Forward-Looking Statements

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events.  Such forward-looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates and potential disruption production and supply due to terrorist attacks or acts of aggression; availability and cost of raw materials, including steel; OEM program delays; demand for and market acceptance of new and existing products; reliance on major OEM customers; labor relations of the company, its customers and suppliers; the financial condition of the company’s suppliers and customers, including potential bankruptcies; successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to access capital markets; the credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in ArvinMeritor’s Securities and Exchange Commission filings.

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

3rd Quarter Income Statement

(in millions, except per share amounts)

2005

2004

$

%

Sales

2,411

$

2,099

$

312

$

15%

Cost of Sales

(2,210)

(1,913)

(297)

-16%

GROSS MARGIN

201

186

15

8%

SG&A

(104)

(100)

(4)

-4%

Restructuring Costs

(7)

(4)

(3)

OPERATING INCOME

90

82

8

10%

Equity in Earnings of Affiliates

7

5

2

40%

Interest Expense, Net and Other

(31)

(26)

(5)

-19%

INCOME BEFORE INCOME TAXES

66

61

5

8%

Provisions for Income Taxes

(18)

(16)

(2)

-13%

Minority Interests

(4)

(3)

(1)

-33%

Income From Continuing Operations

44

42

2

5%

Income from Discontinued Operations

2

9

(7)

-78%

NET INCOME

46

$

51

$

(5)

$

-10%

DILUTED EARNINGS PER SHARE

Continuing Operations

0.64

$

0.61

$

0.03

$

5%

Discontinued Operations

0.02

0.13

(0.11)

-85%

Diluted EPS

0.66

$

0.74

$

(0.08)

$

-11%

Three Months Ended June 30,

Better/(Worse)

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

Restructuring Actions

Annual savings estimated at $50 – $60 million.

($ In Millions)

LVS

CVS

Total

1Q

2Q

3Q

YTD

New Actions

Salaried reduction in force

10

$

13

$

23

$

-

$

23

$

-

$

23

$

Facility rationalization

Employee severance

47

6

53

-

16

5

21

Shutdown costs and other

27

9

36

-

-

-

-

Total facility rationalization

74

15

89

-

16

5

21

Asset impairments

23

-

23

-

23

1

24

Total New Actions

107

$

28

$

135

$

-

$

62

$

6

$

68

$

Total Previous Actions

16

-

16

10

2

1

13

Total Estimated Restructuring Costs

123

$

28

$

151

$

10

$

64

$

7

$

81

$

Total Estimated Costs

Total Recorded Fiscal 2005

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

Segment Sales

(in millions)

2005

2004

$

%

Light Vehicle Systems

North America

545

$

511

$

34

$

7%

Europe

612

603

9

1%

South America

65

45

20

44%

Asia-Pacific and Other

71

78

(7)

-9%

Total Sales

1,293

1,237

56

5%

Commercial Vehicle Systems

North America

682

530

152

29%

Europe

304

225

79

35%

South America

61

35

26

74%

Asia-Pacific and Other

71

72

(1)

-1%

Total Sales

1,118

862

256

30%

Reported Sales

2,411

$

2,099

$

312

$

15%

Better/(Worse)

Quarter Ended June 30,

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

Segment Operating Income

(in millions)

2005 (1)

2004

$

%

Operating Income

Light Vehicle Systems

25

$

33

$

(8)

$

-24%

Commercial Vehicle Systems

73

49

24

49%

Segment Operating Income

98

82

16

20%

Unallocated Corporate Costs

(2)

-

(2)

Operating Income

96

$

82

$

14

$

17%

Operating Margins

Light Vehicle Systems

1.9%

2.7%

(0.8)

Commercial Vehicle Systems

6.5%

5.7%

0.8

Segment Operating Margins

4.1%

3.9%

0.2

Total Operating Margins

4.0%

3.9%

0.1

(1)  Before restructuring costs announced in May 2005.

Better/(Worse)

Quarter Ended June 30,

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

Balance Sheet Highlights

(in millions)

06/30/05

03/31/05

12/31/04

09/30/04

06/30/04

Cash

180

$

99

$

91

$

132

$

122

$

Short-term Debt

40

$

7

$

7

$

3

$

3

$

Long-term Debt

1,472

1,537

1,516

1,487

1,585

Total Debt

1,512

$

1,544

$

1,523

$

1,490

$

1,588

$

Minority Interests

58

59

62

61

60

Equity

1,032

1,062

1,170

988

1,124

Total Debt to Capital

58%

58%

55%

59%

57%

Factored Receivables

23

15

-

10

9

Securitized Receivables

156

65

1

32

142

Net Debt (1)

1,484

1,504

1,396

1,364

1,588

Working Capital  (2)

413

465

469

293

553

Working Capital % of Sales (3)

4.6%

5.1%

4.6%

5.3%

6.7%

(1)

(2)

(3)

Calculated using quarterly average working capital and current quarter annualized sales.

Net debt is calculated as total debt less fair value of interest rate swaps plus factored and securitized receivables less cash.

Includes accounts receivable securitization and factored receivables and excludes cash, short-term debt, and assets and liabilities of discontinued

operations.

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

Cash Flow Highlights

(in millions)

2005

2004

OPERATING ACTIVITIES

Income from continuing operations

44

$

42

$

Adjustments to income from continuing operations:

Depreciation and amortization

44

43

Pension and retiree medical expense

27

33

Pension and retiree medical contributions

(95)

(141)

Proceeds from termination of interest rate swaps

22

-

Other non-cash adjustments

(3)

4

Changes in assets and liabilities

70

13

Cash flows provided by (used for) continuing operations

109

(6)

Cash flows provided by (used for) discontinued operations

(17)

45

Cash provided by operations (excluding securitization and factoring)

92

39

Changes in receivables securitization and factoring

99

(88)

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES

191

$

(49)

$

INVESTING ACTIVITIES

Capital expenditures

(39)

$

(34)

$

Other investing cash flows

3

13

Net investing cash flows used for discontinued operations

(2)

(3)

CASH USED FOR INVESTING ACTIVITIES

(38)

$

(24)

$

FINANCING ACTIVITIES

Net change in debt

(66)

$

82

$

Cash dividends

(7)

(7)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES

(73)

$

75

$

Three Months Ended June 30,

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

Light Vehicle Systems Net New Business

Implied

Actual

Annual

2004

2005

2006

2007

2008

Cumulative

Growth

4,818

$

312

$

16

$

4

$

185

$

517

$

2.6%

Sales (in millions)

Incremental

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

FY 2005 Commercial Vehicle Production Outlook

(in thousands)

Calendar

Q1

Q2

Q3

Q4

Full Year

Year

North America - Class 8 Trucks (1)

2005 Outlook

74

79

86

71

310

307

2004 Actual

47

54

63

71

235

262

Change

57%

46%

37%

0%

32%

17%

Western Europe - Heavy & Medium Trucks

2005 Outlook

96

108

116

100

420

435

2004 Actual

95

93

98

90

376

377

Change

1%

16%

18%

11%

12%

15%

(1) - Includes U.S., Canada and Mexico

Source: Western Europe - Global Insight

Fiscal Year Ended September 30

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

FY 2005 Light Vehicle Production Outlook

(in millions)

Calendar

Q1

Q2

Q3

Q4

Full Year

Year

North America

2005 Outlook

3.8

4.0

4.1

3.7

15.6

15.7

2004 Actual

3.9

4.2

4.2

3.6

15.9

15.8

Change

-3%

-5%

-2%

3%

-2%

-1%

Western Europe (1)

2005 Outlook

4.1

4.2

4.4

3.7

16.4

16.6

2004 Actual

4.3

4.3

4.6

3.7

16.9

16.7

Change

-5%

-2%

-4%

0%

-3%

-1%

(1) - Includes Czech Republic

Source: CSM Worldwide, Inc.

Fiscal Year Ended September 30

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

FY 2004 Results and FY 2005 Outlook – Continuing Operations

(in millions, except EPS)

FY 2004

Full Year

Sales

8,033

$

8,750

$

-

8,825

$

Operating Margin

3.2%

2.5%

-

2.8%

Interest Expense

(107)

(123)

-

(122)

Effective Tax Rate

25%

27%

-

27%

Income from Continuing Operations

127

$

97

$

-

110

$

Diluted Earnings Per Share

1.85

$

1.40

$

-

1.60

$

Full Year Outlook (1)

FY 2005

(1)  Outlook does not include the impact of any future acquisitions or divestitures, or the impact of additional restructuring actions.  Outlook also excludes $0.10 per diluted share of customer bankruptcy write offs, $0.06 per diluted share of environmental remediation costs and $0.72 of restructuring charges, which were recorded in the nine months ended June 30, 2005.

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

FY 2005 Cash Flow Outlook

(in millions)

Income From Continuing Operations

97

$

-

110

$

Adjustments to Income

Depreciation and Other Amortization

180

-

185

Pension and Retiree Medical Expense

110

-

110

Pension and Retiree Medical Contributions

(166)

-

(166)

Changes in Assets and Liabilities

(141)

-

(174)

Cash Provided by Operations

80

-

65

Capital Expenditures

(155)

-

(165)

Free Cash Flow

(75)

$

-

(100)

$

Net Proceeds from Acquisitions and Divestitures

171

$

-

171

$

Cash Dividends ($0.40 per share)

(28)

$

-

(28)

$

Note: Does not include the effects of any changes in A/R securitization and factoring or any future acquisitions or divestitures.

Full Year

FY 2005

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

Non-GAAP Financial Information

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”)
included throughout this presentation, the Company has provided information regarding income from continuing operations, diluted earnings per share and segment operating income and margins before special items which are non-GAAP financial measures.  These non-GAAP measures are defined as reported income or loss from continuing operations, reported diluted earnings or loss per share and segment operating income plus or minus special items.  Other non-GAAP financial measures include “net debt” and “free cash flow”.  Net debt is defined as total debt less the fair value adjustment of debt due to interest rate swaps, plus securitized and factored receivables, less cash.  Free cash flow represents net cash provided by operating activities before the net change in accounts receivable securitized or factored, less capital expenditures.  The Company believes it is appropriate to exclude the net change in securitized and factored accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations.  In particular, management believes that net debt is an important indicator of the Company’s overall leverage and free cash flow is useful in analyzing the
Company’s ability to service and repay its debt.  Further, management uses these non-GAAP measures for planning and forecasting in future periods.

These non-GAAP measures should not be considered a substitute for the reported results prepared in accordance with GAAP.
Neither, net debt nor free cash flow should be considered substitutes for debt, cash provided by operating activities or other balance sheet or cash flow statement data prepared in accordance with GAAP or as a measure of financial position or liquidity.
In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses.  These non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP.

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

Non-GAAP Financial Information – Net Debt

(in millions)

06/30/05

03/31/05

12/31/04

09/30/04

06/30/04

Short-term debt

40

$

7

$

7

$

3

$

3

$

Long-term debt

1,472

1,537

1,516

1,487

1,585

Total Debt

1,512

1,544

1,523

1,490

1,588

Less:

Fair value of interest rate swaps

(8)

(21)

(37)

(36)

(29)

Less:

Unamortized gain on swap termination

(19)

-

-

-

-

Plus:

Receivable securitization

156

65

1

32

142

Plus:

Factored receivables

23

15

-

10

9

   Subtotal

1,664

1,603

1,487

1,496

1,710

Less:

Cash

(180)

(99)

(91)

(132)

(122)

    Net Debt

1,484

$

1,504

$

1,396

$

1,364

$

1,588

$

FY 2005 3rd Quarter Earnings Conference Call

July 28, 2005

Non-GAAP Financial Information –

3rd Qtr FY 05 Results before Special Items

Q3 FY 05

Reported

Restructuring

Q3 FY05

Adjusted

Sales

2,411

$

-

$

2,411

$

Gross Margin

201

-

201

Operating Income

90

6

96

Income from Continuing Operations

44

4

48

Diluted Earnings Per Share - Continuing Operations

0.64

$

0.06

$

0.70

$

Guidance

$0.60 - $0.70

Segment Operating Income

LVS Operating Income

20

$

5

$

25

$

CVS Operating Income

72

1

73

Segment Operating Income

92

6

98

Unallocated Corporate Costs

(2)

-

(2)

Total Operating Income

90

$

6

$

96

$

Operating Margins

LVS

1.5%

1.9%

CVS

6.4%

6.5%

Segment Operating Margins

3.8%

4.1%

Total Operating Margins

3.7%

4.0%